SUBORDINATION AGREEMENT


     THIS AGREEMENT is dated as of the 29th day of December, 1997, among BARNETT BANK, N.A., a national banking association (hereinafter called the "Lender"), TECHDYNE, INC., a Florida corporation (hereinafter called the "Borrower"), and MEDICORE, INC., a Florida corporation (hereinafter called the "Subordinating Creditor").

                          W I T N E S S E T H

     WHEREAS, the Borrower has requested the Lender to make a $1,600,000 revolving credit facility available to Borrower in accordance with the terms of a Loan and Security Agreement dated February 8, 1996 between Borrower and Barnett Bank of South Florida, N.A., as amended by a First Amendment to Loan and Security Agreement, Loan Agreement and Security Agreement dated July 31, 997 between Borrower and Lender and a Second Amendent to Loan and Security Agreement of even date hereiwth (as so amended and as it may be modified, amended, renewed or extended from time to time without the necessity of notice to or the consent of the Sub-ordinating Creditor, the "Loan Agreement");

     WHEREAS, pursuant to the Loan Agreement, the Lender shall made loans (collectively, the "Loans") to Borrower and may issue banker's acceptances (collectively, the "Banker's Acceptances") at the request of Borrower;

     WHEREAS, the Loans are to be evidenced by a Revolving Promissory Note in the principal amount of $1,600,000.00 of even date herewith executed by Borrower in favor of Lender (as it may be modified, amended, renewed or extended from time to time without the necessity of notice to or the consent of the Subordinating Creditor, the "Note");

     WHEREAS, the Subordinating Creditor directly owns an interest in the Borrower and as such will enjoy substantial benefits from the availability to Borrower of the Loans and Banker's Acceptances.

     NOW, THEREFORE, in consideration of the Lender's execution of the Loan Agreement and making Loans and issuing Banker's Acceptances and in consider-ation of the benefits accruing to the Subordinating Creditor by reason of said Loans and Banker's Acceptances, and as an inducement to the Lender to make said Loans and issue the Banker's Acceptances, the parties hereto agree as follows:

     1. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement.

     2. The Subordinating Creditor hereby subordinates to the "Obliga tions", as such term is defined in the Loan Agreement, whether now existing or hereafter arising, including without limitation, interest after the commencement of any bankruptcy proceeding affecting the Borrower, whether under Title 11 of the United States Code or otherwise, at the rate specified in the Loan Documents, whether or not such interest is an allowa-ble claim in any such proceeding (collectively, the "Senior Debt") all of the following:

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          (a)  $2,291,665 in principal indebtedness now owing from Borrower to the Subordinating Creditor and all renewals, extensions, replace-ments, substitutions, and modifications thereof;

          (b) All interest, fees, costs and other liabilities which may now or hereafter be due in connection with the indebtedness identified in subsection (a) above, both prior to and subsequent to any bank-ruptcy of the Borrower; and

          (c) Any debts, claims, redemption rights, loan obligations or any other obligations of any type whatever of the Borrower now or hereafter held by the Subordinating Creditor as a result of or in connection with the Subordinated Debt.

The indebtedness, interest, fees, costs, obligations and other liabilities identified in subsections (a), (b), and (c) above are collectively called the "Subordinated Debt".

     3. Notwithstanding anything to the contrary provided in this Agree-ment, the Borrower may make, and the Subordinating Creditor may receive, payments on the Subordinated Debt on a dollar for dollar basis from addi-tional equity that is injected into Borrower or from the use, on a quarterly basis, of retained earnings arising subsequent to March 31, 1995, so long as at the time of any payment of the Subordinated Debt: (a) the Borrower shall be in full compliance with all financial covenants contained in the Loan Agreement as of the end of the most recent quarter, (b) both before and immediately after the contemplated payment, no Event of Default shall exist under the Loan Agreement, and (c) both before and immediately after the contemplated payment, no facts or circumstances exist which, with notice and/or lapse of time, could constitute an Event of Default under the Loan Agreement. The payments on the Subordinated Debt that are ex-pressly permitted under this Section 3 are hereinafter called the "Permitted Reductions".

     4. Except for the Permitted Reductions, no direct or indirect payment shall be made on or in connection with, or with respect to, the Subordinated Debt. Except for the Permitted Reductions, the Senior Debt must be paid in full prior to any payment of any kind or nature on the Subordinated Debt and all claims of the Subordinating Creditor against the Borrower under or in connection with the Subordinated Debt are hereby assigned to Lender as security for all Senior Debt. Subordinating Creditor will, from time to time upon Lender's request, execute and file such documents (including, without limitation, financing statements) as the Lender deems necessary or appropriate to perfect, preserve or enforce its rights hereunder. In the event that there is any promissory note or other evidence of indebtedness (whether now or hereafter existing) relating to the Subordinated Debt, then the Borrower and the Subordinating Creditor shall endorse the same with a legend stating that it is subject to this Agreement and, if so requested, will deliver the same to the Lender.

     5. The Borrower hereby agrees that while the Obligations or any part thereof remain outstanding, it will not satisfy nor make any principal, interest or other payments of any nature whatsoever upon the Subordinated Debt (including debts, claims, redemption rights, loan obligations or any other obligations of any type whatever to the Subordinating Creditor) except as expressly permitted under Section 3 above. The Borrower agrees that should it make any payment in

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contravention of this Agreement while any part of the Obligations remain outstanding, the same shall constitute an Event of Default under the Loan Agreement, entitling the Lender to exercise any and all remedies for default thereunder unless said payment is in the form of trade payables arising in the ordinary course of business between Borrower and Subor-dinating Creditor.

     6.   The Subordinating Creditor hereby agrees as follows:

          (a) The Subordinating Creditor will not accept or receive (di-rectly or indirectly) from the Borrower any payment in contravention of this Agreement, nor will any Subordinating Creditor make any trans-fer to third parties not a party to this Agreement or take any other action designed to secure indirectly from the Borrower the payment of any sums in contravention of this Agreement.

          (b) The Subordinating Creditor shall be liable to Lender for any sums it accepts or receives from the Borrower in contravention of this Agreement, and such sums, when remitted to Lender, shall be applied to the Obligations in such order as Lender may elect in its sole discretion. All sums received by the Subordinating Creditor in contravention of this Agreement shall be deemed to be trust funds held for the benefit of Lender.

          (c) In the event of the liquidation of the Borrower or distribu-tion of its assets, any obligation of the Borrower to the Lender (including interest after the commencement of any proceeding under Chapter 11 of the United States Code at the rate specified in the Loan Documents, whether or not such interest is an allowable claim in any such proceeding) shall be satisfied and discharged before the Subor-dinating Creditor receives any distributive share or payment on account of the obligations of the Borrower to Subordinating Creditor.

          (d) The Subordinating Creditor agrees that it will not hereafter assign, transfer or convey all or any portion of the Subordinated Debt or any interest therein.

          (e) The Subordinating Creditor will mark its books and records and all documents evidencing the Subordinated Debt to reflect that such debt is subordinated pursuant to the terms and conditions of this Agreement.

     7. All of the Obligations, whether now existing or hereafter arising (including, without limitation, interest after the commencement of any bankruptcy proceeding affecting the Borrower, whether under Title 11 of the United States Code or otherwise, at the rate specified in the Loan Documents, whether or not such interest is an allowable claim in any such proceeding) and any and all renewals, extensions, enlargements and modifi-cations thereof, shall be entitled to the benefit of this Agreement and shall constitute Senior Debt.

     8. Payments in contravention of this Agreement may be made by the Borrower only with express written approval of the Lender, which may be granted or denied in Lender's sole discretion.

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     9.   The Subordinating Creditor hereby represents and warrants to
Lender that the Subordinated Debt constitutes the only liabilities of Borrower to the Subordinating Creditor, except for trade payables in the ordinary course of business.

     10. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, including without limitation all successor owners of the Senior Debt or any portion thereof.

     11. LENDER, BORROWER AND SUBORDINATING CREDITOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE SUBORDINATED DEBT, THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON IN CONNECTION WITH THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), THE LOAN AGREEMENT, THE SUBORDINATED DEBT, THE SENIOR DEBT OR ANY DOCUMENTS RELATING TO THE FOREGOING. THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOANS AND ISSUE BANKER'S ACCEPTANCES.

     IN WITNESS WHEREOF, this Agreement was executed as of the date first above written.

LENDER:                         BARNETT BANK, N.A.

                                  /s/ Elvis Calvi
                                By_______________________________
                                  Name: ELVIS CALVI
                                  Title: Loan Closing Representative

BORROWER:                       TECHDYNE, INC., Florida corporation

                                  /s/ Thomas K. Langbein
                                By_______________________________
                                  Name: THOMAS K. LANGBEIN
                                  Title: Chairman of the Board

SUBORDINATING CREDITOR:         MEDICORE, INC., a Florida corporation

                                  /s/ Thomas K. Langbein
                                By_______________________________
                                  Name: THOMAS K. LANGBEIN
                                  Title: Chairman of the Board,
                                         CEO & President

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                                 EXHIBIT A

                                    to

                          Subordination Agreement



     $2,291,665, which is the principal balance currently owing from the Borrower to the Subordinating Creditor under advances made by the Subordin-ating Creditor as evidenced by a Promissory Note dated April 10, 1995